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                        SUPPLEMENT DATED NOVEMBER 8, 1999
                         TO PROSPECTUS DATED MAY 1, 1999

                   SYNDICATED SELECT TEN PLUS VARIABLE ANNUITY
                   ISSUED BY INTEGRITY LIFE INSURANCE COMPANY


     Effective November 1, 1999, the composition of the Dow Jones Industrial Average (DJIA) was modified by the editors of THE WALL STREET JOURNAL. On that date, Chevron, Goodyear, Sears Roebuck and Union Carbide were replaced with Microsoft, Intel, SBC Communications, and Home Depot.

     This action does not affect the composition of currently existing Divisions. The four new stocks in the DJIA will be eligible for inclusion in a Division beginning with Select Ten Plus Division - December 1999. Please review the Prospectus for complete information on the investment objective and strategy of the Divisions.


THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE READ AND RETAINED WITH THE PROSPECTUS.